Exhibit 10.1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

UREA AMMONIUM NITRATE

Purchase AND SALE AGREEMENT

1. Effective Date	June 1, 2016
2. Buyer	Coffeyville Resources Nitrogen Fertilizers, LLC ("Buyer")
3. Seller	Pryor Chemical Company (“Seller”)
4. Term and Termination

The term shall commence on the Effective Date and shall terminate on May 31, 2019, unless otherwise terminated earlier in accordance with this Agreement (“Term”).  The Term shall automatically extend for additional periods of one year each unless either party provides notice of non-extension at least 12 months prior to the end of the Term or any extended Term, as applicable, unless otherwise terminated as provided herein.

Buyer may unilaterally terminate this Agreement at any time and for any reason, without liability therefor, upon 180 days advance written notice of termination to Seller, provided that each party’s rights and obligations pertaining to Product committed to prior to such advance notice shall survive termination. Seller may unilaterally terminate this Agreement at any time and for any reason, without liability therefor, upon 90 days advance written notice of termination to Buyer, provided that each party’s rights and obligations pertaining to Product committed to prior to such advance notice shall survive termination.

Either party may terminate this Agreement (a) upon a material breach of this Agreement by the other party which, if capable of being cured, is not cured within 30 days of notice of such material breach, or (b) if the other party becomes insolvent or is generally unable to pay, or fails to pay, its debts as they become due, files or has filed against it a petition for bankruptcy, seeks reorganization or other relief with respect to its debts, makes a general assignment for the benefit of its creditors, or applies for or has appointed a receiver, trustee, custodian, or similar agent.

5. Product

Urea ammonium nitrate (“UAN” or "Product").  The specifications for the Product are contained in Appendix I (“Specifications”).  Seller warrants title to the Products and warrants that the Products shall conform to the Specifications.  Except for the foregoing, Seller makes no representation or warranty of any kind, express or implied, including, without limitation, any warranty of merchantability, fitness for any particular purpose, or any other matters with respect to the Products, whether the Products are used alone or in combination with any other material.

6. Price	The price for Product is set forth in Appendix II. An example of the price calculation is included in Appendix II.
7. ***	***
8. Available Tons

Seller shall advise Buyer each month as to how many Tons of Product it expects to make available to Buyer for purchase in future months (“Expected Available Tons”).  Expected Available Tons shall not be a commitment by Seller, but only a good faith forecast.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

9. Quantity, Exclusivity, Seller’s Rights

Buyer shall have the exclusive right (but not the obligation) to purchase all UAN produced at Seller’s Facility up to the number of Expected Available Tons ***, the parties shall use commercially reasonable efforts to satisfy Seller’s requirements. Buyer shall market the Product produced by Seller with the same effort and priority as similarly situated Product produced by Buyer.

***

10. Reporting and Payment

Buyer shall submit Product orders to Seller, and Seller shall process such orders and submit invoices to Buyer, all in accordance with the pricing outlined in Section 6. ***

The parties acknowledge that minor variances may occur in the billing process, such as differences in the actual and expected freight rates due to fuel surcharges.  As such, a quarterly reconciliation process will be conducted where either party may propose adjustments to the prior month’s billings.   The parties shall use commercially reasonable efforts to resolve the billing differences in a timely manner, but in no case later than three weeks following the end of each calendar quarter.

11. Buyers Position Report

Buyer will report weekly to Seller the volume of Product on the books for future delivery, and an estimated timeframe for delivery of said Product.

Buyer shall maintain adequate books and records to document all sales of Seller’s Product to third parties (“Third-Party Sales”).  ***

12. Seller’s Facility	Seller’s chemical plant facility located at Pryor, Oklahoma (“Seller’s Facility”).
13. Delivery Terms/Shipping Mode

All Product shall be delivered to Buyer on an FCA Free Carrier (INCOTERMS 2010) Seller’s Facility basis.  Product may be delivered to railcars or trucks arranged by Buyer.  Timely delivery of Product is of importance to the parties.

14. Seller Turnaround

Seller shall use commercially reasonable efforts to provide Buyer with at least 120 days prior notice of the commencement of any turnaround at Seller’s Facility, describing the expected commencement date, scope, and length of such turnaround.

15. Make-Whole

Seller must timely deliver all Product ordered by Buyer.  Seller’s obligation to make timely delivery of Product ordered by Buyer is absolute and shall not be affected by force majeure, other than a tornado, earthquake, hurricane, or terrorist attack that destroys or otherwise incapacitates Seller’s Facility (in such limited cases, a “Force Majeure Event”).  Seller shall notify Buyer as far in advance as practical if Seller anticipates any inability to make timely delivery of Product ordered by Buyer from Product produced at Seller’s Facility (a “Product Shortfall”).  ***

***

Notwithstanding anything seemingly to the contrary in this Agreement, Seller’s obligation to deliver Product to Buyer is limited to Product orders placed by Buyer.

16. Railcars	Seller will provide railcars to Buyer (the “Railcars”) to facilitate deliveries of Product to Buyer and its customers, under a Railcar Agreement.
17. Access to Seller’s Facility	All drivers for motor carriers loading Product at the Seller’s Facility will be required to follow Seller’s plant safety rules.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

18. Indemnification

Seller shall indemnify, defend, and hold harmless Buyer, its direct and indirect parent, affiliate, and subsidiary entities, and each of their respective officers, directors, employees, and agents (each an “Indemnified Party”) against any and all losses, damages, liabilities, deficiencies, claims, actions, judgments, settlements, awards, penalties, fines, costs or expenses of any kind, including reasonable attorneys’ fees (collectively, “Losses”), incurred by an Indemnified Party relating to any claim of a third party arising out of or in connection with the Products purchased from Seller or from Seller’s negligence, willful misconduct, or breach of this Agreement.  Seller’s parent shall execute this Agreement for the sole purpose of guaranteeing Seller’s obligations under this Section.

19. Insurance

Seller agrees to maintain during the term of this Agreement Commercial General Liability insurance with a minimum limit of $5,000,000 per occurrence.  This insurance will include vendor endorsement naming Buyer as Additional Named Insured using ISO form #CG 20-15-11-88, or equivalent.  Seller agrees to waive their insurers’ right of subrogation against Buyer, for any insurance maintained by Seller which meets any indemnification requirements of Seller in this Agreement.  Seller will provide Buyer with a Certificate of Insurance evidencing this insurance is continuously maintained.  The amount of insurance required is not intended to limit or cap indemnity obligations of Seller under this Agreement.

20. Buyer’s General Terms and Conditions

The General Terms and Conditions for Sales of Fertilizer Products (“General Terms and Conditions”) attached as Appendix III control the terms and conditions of sale and purchase of Product from Seller to Buyer unless otherwise expressly set forth set forth in the Agreement. Without limiting the foregoing, for the avoidance of doubt, Section 15 (Make-Whole), Section 16 (Railcars), Section 18 (Indemnification), and Section 19 (Insurance) of this Agreement shall not be limited by the General Terms and Conditions.  All Attachments are incorporated in this Agreement by reference.

21. Confidentiality

This Agreement, and the information exchanged between the parties in connection with this Agreement (“Confidential Information”), is confidential.  Neither party shall disclose the existence of this Agreement or any Confidential Information without the prior written consent of the other party, except to the extent required by law.  Confidential Information shall not be used for any purpose other than furthering each party’s respective obligations under this Agreement. Confidential Information shall not include information to the extent such information (a) is or becomes generally available to the public, (b) is or becomes generally available to one party on a non-confidential basis from a source other than the other party, provided that the source is not known by the receiving party to be bound by a confidentiality agreement, or (c) was previously known by a party or is or was independently developed by such party.

22. Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy and all of which, when taken together, will be deemed to constitute one and the same agreement or document, and will be effective when counterparts have been signed by each of the parties and delivered to the other parties. A manual signature on the signature page to this Agreement, an image of which shall have been transmitted electronically, will constitute an original signature for all purposes. The delivery of copies of the signature page to this Agreement or any other document to be delivered pursuant to this Agreement, including executed signature pages where required, by electronic transmission will constitute effective delivery for all purposes.

[Signatures on following page]

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

BUYER:

COFFEYVILLE RESOURCES NITROGEN FERTILIZERS, LLC

By:	/s/ Mark A. Pytosh
Name:	Mark A. Pytosh
Title:	Chief Executive Officer and President

SELLER:

PRYOR CHEMICAL COMPANY

By:	/s/ Brian Lewis
Name:	Brian Lewis
Title:	General Manager and Vice President

PARENT (FOR THE SOLE PURPOSE OF GUARANTEEING SELLER’S OBLIGATIONS UNDER SECTION 18 OF THE AGREEMENT):

LSB INDUSTRIES, INC.

By:	/s/ Daniel D. Greenwell
Name:	Dan Greenwell
Title:	Chief Executive Officer and President

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

Appendix I

Product Specifications

UAN		Typical	Min	Max
% Nitrogen		32.00%	31.80%	32.50%
Appearance		Clear	Clear	Clear
Color		colorless	colorless	colorless
Free Ammonia		500 ppm	200 ppm	700 ppm
Specific Gravity @ 60 deg F		1.32	1.30	1.34
Gauge Pressure @ 140 deg F	PSIG
Approx. Salt Out Temp (deg F)	Deg F	32 F	32 F	32 F
Approx. Salt Out Temp (deg C)	Deg C	0 C	0 C	0 C
PH UAN Day Tank (to maintain 0.1% Free NH3)		7	6.8	7.2
AN/UREA Ratio @ Origin		1.33	1.1	1.35

Corrosion Inhibitor		PO4 Based	PO4 Based	PO4 Based
Inhibitor rate	ppm	100 ppm	80 ppm	120 ppm

% Nitrogen		28.00%	27.80%	28.50%
Approx. Salt Out Temp (deg F)	Deg F	0 F	0 F	0 F
Approx. Salt Out Temp (deg C)	Deg C	- 18 C	- 18 C	- 18 C

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

Appendix II

Product Pricing

Net Sales Price:

Buyer will prepare and email to Seller an order acknowledgment for all Product orders that are to be sold from Seller’s Facility.  The order acknowledgement will include the quantity to be sold and the Net Sales Price, with the Net Sales Price being equal to the following:

***

Where:

***

***

***

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

Appendix III

Additional Terms and Conditions

1. Product Measurement. Products shall be measured by calibrated meters or scales. Product weights shall be measured in short tons (2,000 pounds). Product volumes shall be rounded to the nearest three decimal places. Upon request and within reason, each Party shall have the right to have a representative witness tests of applicable meters and scales and measurements of Products. Measurements shall be deemed to be correct absent manifest error.

2. Limited Representations and Warranties. Seller represents and warrants to Buyer that the Products will conform to the specifications for the Product and that Product is delivered free from lawful security interests, liens, and encumbrances (collectively, the “Limited Representations and Warranties”).  THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE HEREOF. SELLER MAKES NO OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS OF THE PRODUCTS FOR A PARTICULAR PURPOSE (EVEN IF SUCH PURPOSE IS KNOWN TO SELLER), OR ANY WARRANTY AGAINST INFRINGEMENT (INCLUDING INFRINGEMENT OF PATENT AND TRADEMARK RIGHTS). ANY IMPLIED WARRANTIES ARE EXPRESSLY DISCLAIMED AND EXCLUDED.

3. Taxes. All prices for Products shall be exclusive of all sales, use, and excise taxes, and any other similar taxes, duties, assessments, and charges of any kind imposed by any governmental authority (collectively, “Taxes”), and Buyer shall be responsible for and pay all such Taxes, provided that Buyer shall not be responsible for any Taxes imposed on Seller with respect to Seller’s income, personnel, or real or personal property.

4. Force Majeure. Except with respect to payment for delivered Products, neither Party shall be liable or responsible for any failure or delay in performing its obligations, or any loss or damage resulting therefrom, when and to the extent such failure or delay is caused by or results from acts or circumstances beyond its reasonable control, acts of God, the elements, floods, fires, explosions, storms, earthquakes, power outages, wars, invasions or hostilities (whether war is declared or not), terrorist threats or acts, military operations, national emergencies, riots or civil unrest, revolution, insurrections, epidemics, government proration or regulation, newly implemented or enforced laws, regulations, or ordinances, actions of courts of competent jurisdiction, strikes, lockouts, differences with workmen, labor disturbances or disputes (whether or not relating to either Party’s workforce), breakage or breakdown of equipment, facilities, tankage, or pipelines, shortage of supplies or raw materials, or restraints or delays affecting carriers, manufacturers, or distributors, provided that, if the event in question continues for a continuous period in excess of 120 days, either Party may terminate the Agreement and these General Terms and Conditions or any Transaction Agreement with respect to future deliveries of Products upon notice to the other Party. If by reason of any such circumstances, Seller's supply of Products is insufficient to meet all of its delivery requirements, Seller shall have the right, at its option, and without liability to Buyer, to apportion its available Products among any and all parties to which it is obligated to make deliveries, including its affiliated divisions and companies, in such manner as Seller reasonably believes fair and equitable, including, but not limited to, an allocation based on historical or planned deliveries. Seller shall have no obligation to make up any shortages to Buyer resulting from any allocation hereunder.

5. Hazard Warnings; Safety Data Sheets. Seller has provided Buyer with Safety Data Sheets for the Products (the “Safety Data Sheets”). Buyer acknowledges the risks and hazards associated with handling and using the Products. Buyer represents that it has complete knowledge of the hazards of the Products and that it undertakes and assumes full responsibility to maintain, observe, and communicate adequately to its agents, employees, customers, and contractors all necessary information for the safe handling and use of the Products. Buyer agrees without limitation to promptly and properly provide to its employees, customers, and community representatives, as appropriate, any information provided by Seller relating to hazards, human health, or human or environmental safety on the Products. Buyer assumes, as to its employees, independent contractors, and subsequent purchasers of the Products, all responsibility for all such necessary warnings or other precautionary measures relating to hazards to person and property associated with the Products.

6. Exclusion of Certain Types of Damages. EXCEPT WITH RESPECT TO CLAIMS MADE BY THIRD PARTIES FOR WHICH SELLER HAS AN OBLIGATION TO INDEMNIFY BUYER, NEITHER PARTY SHALL BE LIABLE TO THE OTHER UNDER ANY CIRCUMSTANCES FOR ANY DAMAGES PERTAINING TO LOSS OF USE, LOSS OF REVENUE, LOSS OF PROFIT, OR BUSINESS INTERRUPTION, OR FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, SPECIAL, OR SPECULATIVE DAMAGES, WHETHER ARISING OUT OF BREACH OF CONTRACT, TORT, OR OTHERWISE, REGARDLESS OF WHETHER SUCH DAMAGES WERE FORESEEABLE AND WHETHER OR NOT EITHER PARTY HAS

III-1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE.

7. Miscellaneous.

(a) Notices. Any notice between the Parties must be in writing (which shall include electronic mail (“Email”)) and will be effective, and any applicable time period shall commence, when (a) delivered to the recipient Party at the address given by the Recipient Party in a Transaction Agreement by a nationally recognized delivery service (costs prepaid) with evidence of delivery or (b) transmitted by Email to the recipient Party at the Email address given by the Recipient Party in a Transaction Agreement.

(b) Entire Agreement. The Agreement and these General Terms and Conditions, supersede all prior agreements, whether written or oral, between the Parties with respect to the relevant subject matter and constitute (along with any exhibits or other documents to be delivered pursuant thereto) a complete and exclusive statement of the terms of agreement between the Parties. The Agreement and these General Terms and Conditions may only be amended, supplemented, or modified by a writing executed by each of the Parties.

(c) Governing Law. All matters relating to or arising out of these General Terms and Conditions or any Transaction Agreement, whether sounding in contract, tort, or otherwise, will be governed by and construed and interpreted under the laws of the State of Kansas without regard to conflicts of laws principles that would require the application of any other State’s law. The United Nations Convention on Contracts for the International Sale of Goods or any subsequently enacted treaty or convention of similar nature shall not apply to these General Terms and Conditions or any Transaction Agreement.

(d) WAIVER OF JURY TRIAL. EACH PARTY, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY, WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT AND THESE GENERAL TERMS AND CONDITIONS OR ANY TRANSACTION AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE.

(e) No Waiver. Except as expressly provided otherwise in the Agreement and these General Terms and Conditions, neither any failure nor any delay by any Party in exercising any right, power, or privilege will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.

(f) No Third Party Beneficiaries. Except as may be expressly set forth in the Agreement and these General Terms and Conditions, nothing in these General Terms and Conditions or any Transaction Agreement shall entitle any person other than Seller or Buyer, or their successors or assigns, to any claim, cause of action, right, or remedy of any kind relating to the matters contemplated hereby.

(g) Survival. The terms of the Agreement and these General Terms and Conditions which expressly or by their nature are intended to survive the termination shall continue in full force and effect notwithstanding the termination of such other provisions which are not intended to survive.

(h) Severability. If any provision of the Agreement and these General Terms and Conditions is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of the Agreement and these General Terms and Conditions will remain in full force and effect. Any provision of the Agreement and these General Terms and Conditions held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(i) Counterparts and Electronic Signatures. Agreements between the Parties may be executed in one or more counterparts, each of which will be deemed to be an original copy and all of which, when taken together, will be deemed to constitute one and the same agreement or document, and will be effective when counterparts have been signed by each of the Parties and delivered to the other Parties. A manual signature on the signature page to an agreement, an image of which shall have been transmitted electronically, will constitute an original signature for all purposes. The delivery of copies of the signature page an agreement or other document to be delivered pursuant to an agreement, including executed signature pages where required, by electronic transmission will constitute effective delivery for all purposes.

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